American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated December 1, 2017 ■ Statement of Additional Information dated September 22, 2017
The following entry is added in the Accounts Managed table on pages 40-41 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Jim Zhao[13]	Number of Accounts	6	8	11
	Assets	$3.5 billion[14]	$2.8 billion	$2.7 billion

[13]	Information is provided as of November 24, 2017.

[14]	Includes $201.5 million in VP International.

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CL-SPL-93505  1711